UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

Fortress Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35366 (Commission File Number)	20-5157386 (I.R.S. Employer Identification No.)

1111 Kane Concourse, Suite 301

Bay Harbor Islands, FL 33154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 652-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBIO	Nasdaq Capital Market
9.375% Series A Cumulative Redeemable Perpetual Preferred Stock	FBIOP	Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2023, Fortress Biotech, Inc. (the “Company”) publicly offered and sold an aggregate of 5,885,000 units (the “Units”), each consisting of one share of common stock of the Company, $0.001 par value per share (the “Common Stock”), and one warrant to purchase one share of Common Stock (the “Warrants,” and, together with the Common Stock and the Units, the “Securities”), at a price per Unit of $1.70 (the “Offering”). The Securities were sold pursuant to the Company’s effective registration statement on Form S-3 (Registration No. 333-258145), which was declared effective by the SEC on July 30, 2021, the base prospectus included therein, a preliminary prospectus supplemented related to the Offering dated November 9, 2023 and a final prospectus supplement related to the Offering dated November 10, 2023, and, with respect to certain investors, a Securities Purchase Agreement (the “Securities Purchase Agreement”), dated November 10, 2023, between the Company and the purchasers party thereto.

The Warrants have an exercise price of $1.70 per share of Common Stock (subject to customary adjustments as set forth in the Warrants), are exercisable upon issuance and will expire five years from the date of issuance. If, prior, to the Warrant expiration date, the Company sells, enters into an agreement to sell, or grants an option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues any Common Stock or Common Stock equivalents (or announces any offer, sale grant or any option to purchase or other dispositions, provided such transactions occurs), with the exception of certain exempted issuances, at an effective price per share less than the exercise price then in effect (such lower price the “Base Share Price” and such issuance collectively, a “Dilutive Issuance”), then simultaneously with the consummation of such first Dilutive Issuance, the exercise price shall be reduced and only reduced to equal the Base Share Price. There shall only be one such adjustment, if any, to the exercise price while the warrants are outstanding. The Warrants also contain customary anti-dilution adjustments to the exercise price, including for share splits, share dividends, rights offering and pro rata distributions.

The Offering closed on November 14, 2023. The Company expects to receive approximately $10.0 million in gross proceeds from the Offering, before deducting placement agency fees and estimated offering expenses. The Company intends to use the net proceeds from the Offering for its operations, including, but not limited to, general corporate purposes, which may include research and development expenditures, clinical trial expenditures, manufacture and supply of product, and working capital.

Roth Capital Partners, LLC (“Roth”) acted as the exclusive placement agent in connection with the Offering, which was a “reasonable best efforts” public offering pursuant to a Placement Agent Agreement, dated as of November 10, 2023, between the Company and Roth (the “Placement Agent Agreement”). Pursuant to the Placement Agent Agreement, the Company paid a commission equal to 7.0% of the aggregate gross proceeds raised from the sale of the securities placed by Roth in connection with this Offering, and reimbursed Roth for certain reasonable out of pocket expenses incurred in connection with the Offering.

The foregoing descriptions of the Warrant, the Securities Purchase Agreement and the Placement Agent Agreement are subject to, and qualified in their entirety by, such documents (or forms thereof), which are attached hereto as Exhibits 4.1, 10.1 and 10.2, respectively, and incorporated herein by reference.

A copy of the opinion of McGuireWoods LLP relating to the validity of the issuance and sale of the Securities is attached as Exhibit 5.1 hereto.

Item 8.01	Other Events.

On November 9, 2023, the Company issued a press release announcing the launch of the Offering. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On November 10, 2023, the Company issued a press release announcing the pricing of the Offering. The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

On November 14, 2023, the Company issued a press release announcing the closing of the Offering. The full text of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
4.1	Form of Warrant
5.1	Opinion of McGuireWoods LLP
10.1	Form of Securities Purchase Agreement, dated November 10, 2023, by and among the Company and the purchasers party thereto
10.2	Form of Placement Agency Agreement, dated November 10, 2023, by and between the Company and Roth Capital Partners, LLC
23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)
99.1	Press Release (launch), dated November 9, 2023
99.2	Press Release (pricing), dated November 10, 2023
99.3	Press Release (closing), dated November 14, 2023.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. As used below and throughout this report, the words “we”, “us” and “our” may refer to Fortress individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to the expectations regarding the use of proceeds from the offering, as well as our growth strategy and product development programs, ability to generate shareholder value, ability of our products to receive necessary approvals, including FDA, ability of our products and therapies to help treat patients and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: market and other conditions, risks relating to our growth strategy; our ability to obtain, perform under and maintain financing and strategic agreements and relationships, including the entry into any specific corporate development transactions; risks relating to the results of research and development activities; uncertainties relating to preclinical and clinical testing; risks relating to the timing of starting and completing clinical trials, including disruptions that may result from hostilities in Europe; our dependence on third-party suppliers; risks relating to the COVID-19 outbreak and its potential impact on our employees’ and consultants’ ability to complete work in a timely manner and on our ability to obtain additional financing on favorable terms or at all; our ability to attract, integrate and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation; patent and intellectual property matters; competition; our compliance with applicable Nasdaq listing standards; as well as other risks described in our SEC filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Biotech, Inc.
(Registrant)

Date: November 14, 2023

	By:	/s/ Lindsay A. Rosenwald, M.D.
Lindsay A. Rosenwald, M.D.
Chairman, President and Chief Executive Officer